UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

FILED BY THE REGISTRANT   ☐
FILED BY A PARTY OTHER THAN THE REGISTRANT   ☒
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ROFIN-SINAR TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

SilverArrow Capital Advisors LLP
SilverArrow Capital Holding Ltd.
SAC Jupiter Holding Ltd.
Pluto Fund Limited
Thomas Limberger
Robert Schimanko
Jordan Kovler
Gebhard Rainer
Abdullah Saleh A. Kamel
Osama H. Al Sayed

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

On February 23, 2016, SilverArrow Capital Advisors LLP (“SilverArrow”) for and on its own behalf and on behalf of the other Participants (as defined below) published a website at www.fixrofin.com.

FIX ROFIN

VOTE GREEN

PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ **Introductory note**

+ Who is entitled to vote?

+ Who can attend the meeting?

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN
PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

– **Who is entitled to vote?**

Only stockholders of record at the close of business on the record date, January 22, 2016, are entitled to vote the shares of Common Stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon. Stockholders do not have cumulative voting rights. If you own Rofin shares in your own name, you are considered, with respect to those shares, the "stockholder of record." If your shares are held in a stock brokerage account or by a bank, trust company or other nominee, you are considered the beneficial owner of shares held in "street name."

+ Who can attend the meeting?

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN
PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

- **Who can attend the meeting?**

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you hold your shares in "street name" (that is, through a broker or other nominee), please consider bringing a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN

PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

+ Who can attend the meeting?

- **What constitutes a quorum?**

The presence, either in person or by properly executed proxy, of the owners of one third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting. As of January 22, 2016, the record date, 28,507,403 shares of Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN

PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

+ Who can attend the meeting?

+ What constitutes a quorum?

- How do I vote by proxy?

If you complete and properly sign the accompanying **GREEN proxy card** or the voting instruction form provided by your broker, bank, trust company or nominee and return it using the envelope provided, it will be voted as you direct.

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN

PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

\+ Introductory note

\+ Who is entitled to vote?

\+ Who can attend the meeting?

\+ What constitutes a quorum?

\+ How do I vote by proxy?

\- What should I do with the proxy cards sent to me by the Board?

The Board in its proxy materials indicated that it has determined to nominate the three current directors for re-election. We strongly recommend that you disregard any proxy card that may be sent to you by the Board. Voting to "withhold" with respect to any of Board's nominees on its proxy card is not the same as voting for our nominees, because a vote to "withhold" with respect to any of Board's nominees on its proxy card will revoke any previous proxy submitted by you. If you have already voted using a proxy card sent to you by Board, you have every right to change it and we urge you to revoke that proxy by voting in favor of our nominees by using the enclosed**GREEN proxy card.** Only the latest validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the annual meeting by following the instructions under "Can I change my vote after I return my proxy card?". If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc., toll free at (800) 967-7635 or directly at (212) 269-5550.

\+ How do I vote at the meeting?

\+ Can I change my vote after I return my proxy card?

\+ Can I vote by telephone or electronically?

\+ What vote is required to approve each item?

\+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

\+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN
PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

+ Who can attend the meeting?

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

- How do I vote at the meeting?

If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed **GREEN proxy card** in person. If you are a "street name" stockholder and you wish to vote at the meeting, you will need to obtain a legal proxy card from your broker, bank, trust company or nominee that holds your shares and present it to the inspector of elections with your ballot when you vote at the Annual Meeting.

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN
PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

+ Who can attend the meeting?

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

- Can I change my vote after I return my proxy card?

You have every right to change your vote. Only your latest dated proxy will count. You may revoke any proxy card already sent to the Company before it is voted at the meeting by delivering a signed and dated **GREEN proxy card** in the postage-paid envelope provided.

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN

PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

+ Who can attend the meeting?

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

- Can I vote by telephone or electronically?

No. If you are a registered stockholder, the Company has not instituted any mechanism for telephone or electronic voting. "Street name" stockholders, however, may be able to vote electronically through their broker bank, trust company or other nominee. If so, if your shares are held in street name, instructions regarding electronic voting will be provided by the broker, bank, trust company or other nominee as part of the package which includes this proxy statement.

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN

PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

+ Who can attend the meeting?

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

- What does it mean if I receive more than one GREEN proxy card on or about the same time?

It generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each **GREEN proxy card** or, if you vote via the internet or telephone, vote once for each **GREEN proxy card** you receive. We will likely conduct multiple mailings prior to the Annual Meeting so that stockholders have our latest proxy information and materials to vote. We will send you a new **GREEN proxy card** with each mailing, regardless of whether you have previously voted. The latest-dated proxy you submit will be counted.

+ How can I obtain an additional GREEN proxy card or voting instruction form?

Share :

SilverArrow

Legal Notice

FIX ROFIN

VOTE GREEN

PROXY CARD

- FIX ROFIN: VOTE GREEN
- Investor Presentation
- Proxy Statement
- Letters to Stockholders
- Press Releases
- Our Nominees
- **Voting and Proxy Procedures**

How to vote

Please click on the respective question to read the answer:

+ Introductory note

+ Who is entitled to vote?

+ Who can attend the meeting?

+ What constitutes a quorum?

+ How do I vote by proxy?

+ What should I do with the proxy cards sent to me by the Board?

+ How do I vote at the meeting?

+ Can I change my vote after I return my proxy card?

+ Can I vote by telephone or electronically?

+ What vote is required to approve each item?

+ What does it mean if I receive more than one GREEN proxy card on or about the same time?

\- How can I obtain an additional GREEN proxy card or voting instruction form?

If you lose, misplace, or otherwise need to obtain a **GREEN proxy card** or voting instruction form, you may contact our proxy solicitor, D.F. King & Co., Inc., toll free at (800) 967-7635 or directly at (212) 269-5550.

Share :

SilverArrow

Legal Notice

SILVERARROW CAPITAL ADVISORS LAUNCHES WEBSITE  (WWW.FIXROFIN.COM) IN CONNECTION WITH ROFIN-SINAR TECHNOLOGIES PROXY CONTEST

SILVERARROW CAPITAL ADVISORS RELEASES INVESTOR PRESENTATION AND URGES STOCKHOLDERS TO VOTE THE GREEN PROXY CARD AT ROFIN-SINAR TECHNOLOGIES ANNUAL MEETING

LONDON, Feb 23, 2016 – SilverArrow Capital Advisors LLP announced today that it has launched the website www.fixrofin.com in connection with the upcoming 2016 Annual Meeting of Stockholders of Rofin-Sinar Technologies Inc.’s (NASDAQ: RSTI, Frankfurt Stock Exchange: RSI), scheduled to be held on March 17, 2016.  At www.fixrofin.com, stockholders can read all of SilverArrow’s proxy materials, learn about SilverArrow’s director nominees and stockholder proposals,  as well as find important information about how to vote at the Annual Meeting.  SilverArrow has also released its investor presentation in connection with the proxy contest, detailing the issues facing Rofin-Sinar Technologies Inc. and its plan to fix Rofin. It’s time for change to unlock long-term stockholder value.  SilverArrow Capital Advisors LLP urges stockholders to vote the GREEN proxy card FOR their highly qualified director nominees, Thomas Limberger, Gebhard Rainer and Jordan Kovler, FOR Declassifying the Board, FOR Reducing Supermajority Voting, FOR Allowing Stockholders to Call a Special Meeting and FOR Allowing Stockholders to Act by Written Consent.

Your vote is very important, regardless of how many or how few shares you own. If you have any questions, or need assistance in voting your shares, please call SilverArrow’s proxy solicitor, D.F. King & Co., Inc.,  toll-free at (866) 796-7186, call collect at (212) 269-5550 or email fixrofin@dfking.com.

Additional Information and Where to Find It

SilverArrow Capital Advisors LLP (“SilverArrow Advisors”), collectively with Thomas Limberger, Jordan Kovler, Gebhard Rainer, Robert Schimanko and the other individuals and entities referred to in Amendment No. 1 to the Schedule 13D relating to these potential participants, which was filed with the Securities and Exchange Commission on October 8, 2015, are participants in the solicitation of proxies from shareholders in connection with the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies, Inc. (the “Company”). SilverArrow Advisors has filed a definitive proxy statement (the “2016 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Information relating to participants, including their direct or indirect interests, by security holdings or otherwise, is contained in the 2016 Proxy Statement.

SilverArrow Advisors intends to mail its definitive 2016 Proxy Statement and a proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2016 Proxy Statement and any other documents filed by SilverArrow Advisors with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov) or by writing to SilverArrow Capital Advisors LLP, 3 More London Riverside, 1st Floor, London SE1 2RE, United Kingdom.

Investor Contacts:

SilverArrow Capital Advisors LLP
Sven Ohligs (Partner): +44 (0) 20 3637 2185 or ohligs@silverarrowcapital.com

D.F. King & Co., Inc.
Richard Grubaugh (Senior Vice President): +1 (212) 493-6950 or rgrubaugh@dfking.com
Michael Madalon (Assistant Vice President): +1 (212) 269-5732 or mmadalon@dfking.com

About SilverArrow Capital Advisors LLP

SilverArrow Capital Advisors LLP is an entity of SilverArrow Capital Group. SilverArrow Capital Group is a group of investment advice and private investment firms focusing on advisory and consultancy services in industrial growth sector investments, real estate and infrastructure projects.

SilverArrow Capital Group brings value to its private investors and partners by executing a proven activist investment strategies in industrial growth companies. SilverArrow Capital Group provides investors selected exposure to real estate through a focused range of investments tailored to their requirements.

SilverArrow Capital Advisors LLP, a limited liability partnership registered in England & Wales under registration number OC379903 with its registered office at 3 More London Riverside London SE1 2RE. A list of SilverArrow Capital Advisors LLP’s members is available on request.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

SilverArrow Advisors and the other Participants (as defined below) have filed a definitive proxy statement in connection with the Company’s Annual Meeting with the Securities and Exchange Commission (the “SEC”) and an accompanying proxy card to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the Annual Meeting.

The Participants in the proxy solicitation are SilverArrow Capital Advisors LLP,  SilverArrow Capital Holding Ltd., SAC Jupiter Holding Ltd., Pluto Fund Limited, Abdullah Saleh A. Kamel, Osama H. Al Sayed, Thomas Limberger, Jordan Kovler, Gebhard Rainer and Robert Schimanko (collectively, the “Participants”).